Business Segment Information	12 Months Ended
Dec. 31, 2015
Business Segment Information [Abstract]
Business Segment Information

NOTE 25 — BUSINESS SEGMENT INFORMATION

Management’s Policy in Identifying Reportable Segments

CIT’s reportable segments are comprised of divisions that are aggregated into segments primarily based upon industry categories, geography, target markets and customers served, and, to a lesser extent, the core competencies relating to product origination, distribution methods, operations and servicing and the nature of their regulatory environment. This segment reporting is consistent with the presentation of financial information to the Board of Directors and executive management.

Types of Products and Services

We made certain changes to our segments during 2015 to reflect the inclusion of OneWest Bank operations. North American Commercial Finance (“NACF”) was renamed North America Banking (“NAB”) and included the Commercial Real Estate, Commercial Banking and Consumer Banking divisions. We created a new segment, Legacy Consumer Mortgages (“LCM”), which included single-family residential mortgage (“SFR”) loans and reverse mortgage loans that were acquired as part of the OneWest Bank acquisition. Certain of the LCM loans are subject to loss sharing agreements with the FDIC, under which CIT may be reimbursed for a portion of future losses. These changes were presented in our originally filed annual Report on Form 10-K for the year ended December 31, 2015 (“Form 10-K”).

Effective January 1, 2016, we changed our segment reporting to reflect our reorganized management structure that we announced in December 2015. CIT manages its business and reports its financial results in four operating segments: Commercial Banking, Transportation Finance, Consumer and Community Banking, and Non-Strategic Portfolios (“NSP”), and a fifth non-operating segment, Corporate and Other

The following summarizes changes to our segment presentation from the originally filed Form 10-K for the year ended December 31, 2015:

•Commercial Banking (formerly North America Banking, or “NAB”) no longer includes the Consumer Banking division or the Canadian lending and equipment finance business.  Commercial Banking is comprised of three divisions, Commercial Finance, Real Estate Finance, and Business Capital.  Business Capital includes the former Equipment Finance and Commercial Services divisions.

•Transportation Finance (formerly Transportation & International Finance or “TIF”) no longer includes the China and the U.K. businesses.  Transportation Finance is comprised of three divisions, Aerospace, Rail, and Maritime Finance.

•Consumer and Community Banking is a new segment that includes Legacy Consumer Mortgages (the former LCM segment) and other banking divisions that were included in the former NAB segment (Consumer Banking, Mortgage Lending, Wealth Management, an SBA Lending).

•NSP includes businesses that we no longer consider strategic, including those in Canada and China and recently exited U.K., that had been included in the former NAB and TIF segments.  Historic data will also include other businesses and portfolios that have been sold, such as Mexico and Brazil.

All prior period comparisons are conformed to the current period presentation.

Commercial Banking provides a range of lending, leasing and deposit products, as well as ancillary products and services, including factoring, cash management and advisory services, to small and medium-sized companies. Revenue is generated from interest earned on loans, rents on equipment leased, fees and other revenue from lending and leasing activities, capital markets transactions and banking services, commissions earned on factoring and related activities, and to a lesser extent, interest and dividends on investments.  Revenue is also generated from gains on asset sales.  Commercial Banking is comprised of three divisions, Commercial Finance, Real Estate Finance, and Business Capital.  Business Capital includes the former Equipment Finance and Commercial Services divisions.

Transportation Finance provides leasing and financing solutions to operators and suppliers in the global aviation and railcar industries, and also has a maritime business.  The segment consists of three divisions:  Aerospace (Commercial Air and Business Air), Rail, and Maritime Finance.  Revenues generated primarily include rents collected on leased assets, interest on loans, fees, and gains from assets sold.

Consumer and Community Banking is a new segment that includes Legacy Consumer Mortgages (the former LCM segment) and other banking divisions that were included in the former NAB segment (Consumer Banking, Mortgage Lending, Wealth Management, and SBA Lending), which are grouped together for purposes of discussion as Other Consumer Banking.  These were all businesses and portfolios acquired from OneWest Bank, therefore there are no prior year comparisons.

Other Consumer Banking  offers mortgage loans, deposits and private banking services to its consumer customers.  The division offers jumbo residential mortgage loans and conforming residential mortgage loans, primarily in Southern California.  Mortgage loans are originated directly through leads generated from the retail branch network, private bankers, the commercial business units, as well as indirectly through institutional intermediaries.  Mortgage lending includes product specialists, internal sales support and origination processing, structuring and closing.  Retail banking is the primary deposit gathering business of CIT Bank and operates through 70 retail branches in Southern California and an online direct channel.  We offer a broad range of deposit and lending products to meet the needs of our clients (both individuals and small businesses), including: checking, savings, certificates of deposit, residential mortgage loans, and fiduciary services.  We also offer banking services to high net worth individuals and business owners.  The division also originates qualified Small Business Administration (“SBA”) 504 loans (generally, the financing provides growing small businesses with long-term, fixed-rate financing for major fixed assets, such as land and building) and 7(a) (generally, for purchase/refinance of owner occupied commercial real estate, working capital, acquisition of inventory, machinery, equipment, furniture, and fixtures, the refinance of outstanding debt subject to any program guidelines, and acquisition of businesses, including partnership buyouts).

LCM holds the reverse mortgage and SFR mortgage portfolios acquired in the OneWest Transaction. Certain of these assets and related receivables include loss sharing arrangements with the FDIC, which will continue to reimburse CIT Bank, N.A. for certain losses realized due to foreclosure, short-sale, charge-offs or a restructuring of a single family residential mortgage loan pursuant to an agreed upon loan modification framework.

NSP includes businesses that we no longer consider strategic.  Portfolios at December 31, 2015 include those in Canada and China, along with the U.K., which was sold in January 2016.  These portfolios were previously included in the former NAB and TIF segments.  Historic data will also include other businesses and portfolios that have been sold, such as Mexico, Brazil and Small Business Lending in the U.S.  In conjunction with the closing of these transactions, we recognized a loss on sale, essentially all of which, $70 million pre-tax, was related to the recognition of CTA loss related to the Mexico and Brazil portfolios and the tax effect included in the provision for income taxes.

On a limited basis, the remaining businesses offer equipment financing, secured lending and leasing and advisory services to small and middle-market businesses in China and Canada, all of which were included in assets held for sale at December 31, 2015.

Corporate and Other

Certain items are not allocated to operating segments and are included in Corporate & Other. Some of the more significant items include interest income on investment securities, a portion of interest expense, primarily related to corporate liquidity costs (interest expense), mark-to-market adjustments on non-qualifying derivatives (Other Income), restructuring charges for severance and facilities exit activities (operating expenses), certain intangible asset amortization expenses (other expenses) and loss on debt extinguishments.

Segment Profit and Assets

In order to more accurately reflect segment results and improve segment reporting, the Company refined its operating expense and capital allocation methodologies during the first quarter of 2016. The refinements included, but are not limited to, changing the methodology of allocating indirect expense to a proportion methodology, based on the segment’s proportion of direct expenses to total direct expenses, from a method that was based on number of employees and assets of the segment. The result of the expense allocation refinements reduced the amount of operating expenses reflected in Corporate and Other for 2015 by $28 million and 2013 by $19 million, and increased the amount in 2014 by $11 million. The capital allocation methodology refinements now reflect allocations based on average earning asset levels in the segments, and did not change the amount allocated to the segments in total. The changes for 2015 and 2014 were not significant, while the 2013 allocation increased Commercial Banking interest expense by approximately $36 million, with offsetting decreases in Transportation Finance of $22 million and NSP of $14 million.

Management considered these as changes in segment performance measures to better reflect segment profitability for users of the financial information. All periods presented are conformed to the current allocation methodologies.

For the year ended December 31, 2015, amounts also include the acquired business activities of OneWest Bank for five months.

Segment Pre-tax Income (Loss) (dollars in millions)

For the year ended December 31, 2015
	Transportation Finance	Commercial Banking	Consumer and Community Banking	Non-Strategic Portfolios	Corporate & Other	Total CIT
Interest income	$187.1	$904.2	$183.4	$184.9	$53.3	$1,512.9
Interest expense	(582.4)	(264.9)	(27.0)	(121.3)	(107.9)	(1,103.5)
Provision for credit losses	(14.5)	(131.0)	(8.7)	(6.3)	–	(160.5)
Rental income on operating leases	2,018.5	97.3	–	36.7	–	2,152.5
Other income	97.0	270.5	5.4	(97.0)	(56.4)	219.5
Depreciation on operating lease equipment	(558.1)	(71.6)	–	(10.8)	–	(640.5)
Maintenance and other operating lease expenses	(231.0)	–	–	–	–	(231.0)
Operating expenses / loss on debt extinguishment	(234.8)	(556.5)	(143.7)	(123.8)	(112.1)	(1,170.9)
Income (loss) from continuing operations before (provision) benefit for income taxes	$681.8	$248.0	$9.4	$(137.6)	$(223.1)	$578.5
Select Period End Balances
Loans	$3,542.1	$20,929.2	$7,200.4	$–	$–	$31,671.7
Credit balances of factoring clients	–	(1,344.0)	–	–	–	(1,344.0)
Assets held for sale	54.9	414.9	45.1	1,577.5	–	2,092.4
Operating lease equipment, net	16,358.0	259.0	–	–	–	16,617.0
For the year ended December 31, 2014
Interest income	$157.5	$758.9	$–	$295.9	$14.2	$1,226.5
Interest expense	(558.8)	(240.7)	–	(218.4)	(68.3)	(1,086.2)
Provision for credit losses	(5.5)	(63.5)	–	(30.9)	(0.2)	(100.1)
Rental income on operating leases	1,955.7	83.7	–	53.6	–	2,093.0
Other income	51.8	306.1	–	(27.8)	(24.7)	305.4
Depreciation on operating lease equipment	(516.9)	(70.0)	–	(28.8)	–	(615.7)
Maintenance and other operating lease expenses	(196.8)	–	–	–	–	(196.8)
Operating expenses / loss on debt extinguishment	(209.5)	(474.5)	–	(180.9)	(80.4)	(945.3)
Income (loss) from continuing operations before (provision) benefit for income taxes	$677.5	$300.0	$–	$(137.3)	$(159.4)	$680.8
Select Period End Balances
Loans	$2,933.2	$15,029.0	$–	$1,532.8	$–	$19,495.0
Credit balances of factoring clients	–	(1,622.1)	–	–	–	(1,622.1)
Assets held for sale	412.5	22.8	–	782.8	–	1,218.1
Operating lease equipment, net	14,664.8	221.8	–	43.8	–	14,930.4
For the year ended December 31, 2013
Interest income	$125.4	$733.7	$–	$381.6	$14.5	$1,255.2
Interest expense	(482.1)	(269.6)	–	(248.2)	(61.0)	(1,060.9)
Provision for credit losses	8.6	(42.9)	–	(30.7)	0.1	(64.9)
Rental income on operating leases	1,674.0	89.9	–	133.5	–	1,897.4
Other income	72.5	290.3	–	11.4	7.1	381.3
Depreciation on operating lease equipment	(426.6)	(63.8)	–	(50.2)	–	(540.6)
Maintenance and other operating lease costs	(163.0)	–	–	(0.1)	–	(163.1)
Operating expenses / loss on debt extinguishment	(178.1)	(456.7)	–	(261.7)	(73.7)	(970.2)
Income (loss) from continuing operations before (provisions) benefit for income taxes	$630.7	$280.9	$–	$(64.4)	$(113.0)	$734.2
Select Period End Balances
Loans	$1,767.4	$13,673.1	$–	$3,188.7	$–	$18,629.2
Credit balances of factoring clients	–	(1,336.1)	–	–	–	(1,336.1)
Assets held for sale	152.0	38.2	–	813.2	–	1,003.4
Operating lease equipment, net	12,771.8	215.1	–	48.5	–	13,035.4

Geographic Information

The following table presents information by major geographic region based upon the location of the Company’s legal entities.

Geographic Region (dollars in millions)

		Total Assets (1)	Total Revenue from continuing operations	Income from continuing operations before benefit (provision) for income taxes	Income from continuing operations before attribution of noncontrolling interests
U.S. (1)	2015	$55,550.4	$2,565.3	$238.8	$808.7
	2014	$34,985.8	$2,174.3	$342.4	$740.9
	2013	$34,121.0	$2,201.7	$374.2	$354.6

Europe	2015	$8,390.9	$769.2	$149.0	$101.0
	2014	$7,950.5	$857.7	$161.2	$175.4
	2013	$7,679.6	$807.4	$167.3	$121.5

Other foreign (2) (3)	2015	$3,557.5	$550.4	$190.7	$157.2
	2014	$4,943.7	$592.9	$177.2	$162.4
	2013	$5,338.4	$524.8	$192.7	$174.2

Total consolidated	2015	$67,498.8	$3,884.9	$578.5	$1,066.9
	2014	$47,880.0	$3,624.9	$680.8	$1,078.7
	2013	$47,139.0	$3,533.9	$734.2	$650.3

(1)Includes Assets of discontinued operation of $500.5 million at December 31, 2015, none at December 31, 2014 and $3,821.4 million at December 31, 2013.

(2)Includes Canada region results which had income before income taxes of $131.9 million in 2015, and $72.6 million in 2014, and $79.5 million in 2013 and income before noncontrolling interest of $98.2 million in 2015, $57.4 million in 2014, and $69.2 million in 2013.

(3)Includes Caribbean region results which had income before income taxes of $42.2 million in 2015, and $161.0 million in 2014, and $103.3 million in 2013 and income before noncontrolling interest of $48.9 million in 2015, $161.7 million in 2014, and $103.4 million in 2013.